                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  May 12, 1999

                         SatCon Technology Corporation
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


        1-11512                                   04-2857552
------------------------              ----------------------------------
(Commission File Number)             (I.R.S. Employer Identification No.)


       161 FIRST STREET
 CAMBRIDGE, MASSACHUSETTS                       02142-1228
----------------------------------------       ------------
(Address of Principal Executive Offices)        (Zip Code)


                                (617) 661-0540
 -----------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

This Current Report on Form 8-K is filed by SatCon Technology Corporation, a Delaware corporation (the "Registrant"), in connection with the matters described herein.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 12, 1999, the Registrant dismissed PricewaterhouseCoopers LLP ("PwC") from its position as the Registrant's independent auditors. The decision to change accountants was recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors. None of the reports of PwC on the financial statements of the Registrant for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and the subsequent interim period immediately preceding the date of the dismissal of PwC, the Registrant had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements of the Registrant. None of the reportable events listed in Item 304 (a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, occurred with respect to the Registrant's two most recent fiscal years or the subsequent interim period preceding the dismissal of PWC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     The exhibit listed in the Exhibit Index filed as part of this report is filed as part of or is included in this report.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SatCon Technology Corporation
                                     -----------------------------
                                     (Registrant)



Date:  May 19, 1999                  By: /s/ Michael C. Turmelle
                                         -------------------------------
                                         Michael C. Turmelle
                                         Vice President, Chief Financial
                                         Officer, Treasurer and Secretary

                                 EXHIBIT INDEX



Exhibit
Number         Description
-------        ---------------------

16             Letter regarding Change in Certifying Accountant